UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
                       Pursuant to Section 13 or 15(d) of
                        the Securities Exchange Act 1934

         Date of Report (Date of earliest event reported): June 8, 2005

                               Intelli-Check, Inc.
               --------------------------------------------------
               (Exact Name of Registrant as Specified in Charter)


            Delaware                     001-15465                11-3234779
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(State or Other Jurisdiction of  (Commission File Number)       (IRS Employer
         Incorporation)                                      Identification No.)


      246 Crossways Park West, Woodbury, NY                         11797
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    (Address of Principal Executive Offices)                     (Zip Code)


Registrant's telephone number, including area code:  516-992-1900
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          (Former Name or Former Address, is Changed Since Last Report)


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12(b) under the Exchange Act (17 CFR 240.14a-12(b))

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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ITEM 2.02.        RESULTS OF OPERATIONS AND FINANCIAL CONDITION

         On June 8, 2005 Intelli-Check, Inc. (the "Company") issued a press release announcing a new license agreement for its software technology. The Company also announced that, based on sales booked prior to June 8, 2005, the Company expected to report record bookings that would exceed $1,000,000 for the quarter ended June 30, 2005. A copy of the Company's earnings press release is furnished as Exhibit 99.1 to this Current Report on Form 8-K.

         The information in this Report, including the exhibit, shall not be deemed to be "filed" for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that Section. It shall not be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, except as shall be expressly set forth by specific reference in such a filing.

ITEM 9.01.     FINANCIAL STATEMENTS AND EXHIBITS.

(c)      Exhibits

EXHIBIT             DESCRIPTION
--------------      ------------------------------------------------------------

99.1                Press Release dated June 8, 2005


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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                 INTELLI-CHECK, INC.

                                 By: /s/ Frank Mandelbaum
                                     -------------------------------------------
                                     Name: Frank Mandelbaum
                                     Title: Chairman and Chief Executive Officer

Dated: June 8, 2005


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                                  EXHIBIT INDEX


EXHIBIT             DESCRIPTION
--------------      ------------------------------------------------------------

99.1                Press Release dated June 8, 2005